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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report - July 30, 2002
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             (Exact name of registrant as specified in its charter)

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

         Pennsylvania                                0-25066                            23-2756709
(State or other jurisdiction of               Commission file number            (IRS Employer Identification No.)
incorporation or organization)
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         22543 Fisher Road
         PO Box 6660
         Watertown, New York                                       13601
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (315) 782 5910

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OWOSSO CORPORATION
FORM 8-K
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                          Page

Item 2.           Acquisition or Disposition of Assets                      3

Item 7.           Financial Statements and Exhibits                         3


                                       2
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Item 2.           Acquisition or Disposition of Assets.

                  This Form 8-K is filed to report the disposition of two subsidiaries of Owosso Corporation (the "Company"). On July 30, 2002, the
Company completed the sale of all of the outstanding stock of Motor Products -
Owosso Corporation, a Delaware corporation and Motor Products - Ohio
Corporation, a Delaware corporation (together, "Motor Products"), manufacturers of fractional and integral horsepower motors.

                  The purchase price paid by Hathaway Motion Control
Corporation, a Colorado corporation (the "Buyer"), for the outstanding stock of Motor Products consisted of $11.5 million in cash and a promissory note in the principal amount of $300,000, payable six months after closing. The purchase price was determined by arms-length negotiations among Hathaway Corporation, the Buyer, the Company and Motor Products.

                  Net cash proceeds of $10.7 million from the sale, after payment of certain transaction costs, will be utilized to reduce outstanding bank debt.

                  The Stock Purchase Agreement is included as Exhibit 2.1 to this Current Report on 8-K.


Item 7.           Financial Statements and Exhibits.


(b)      Pro Forma Financial Information

         (c)      Exhibits

2.1                        Stock Purchase Agreement among Hathaway Motion
                           Control Corporation, Motor Products - Owosso
                           Corporation, Motor Products - Ohio Corporation, and
                           Owosso Corporation, dated July 8, 2002.



                                       3
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OWOSSO CORPORATION
PRO FORMA FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         On July 30, 2002, Owosso Corporation, (the "Company") completed the sale of all of the outstanding stock of Motor Products - Owosso Corporation, a Delaware corporation and Motor Products - Ohio Corporation, a Delaware corporation (together, "Motor Products"), manufacturers of fractional and integral horsepower motors.

         The purchase price paid by Hathaway Motion Control Corporation, a Colorado corporation (the "Buyer") for the outstanding stock of Motor Products consisted of $11.5 million in cash and a promissory note in the principal amount of $300,000, payable six months after closing. The purchase price was determined by arms-length negotiations among Hathaway Corporation, the Buyer, the Company and Motor Products.

         Net cash proceeds of $10.7 million from the sale, after payment of certain transaction costs, will be utilized to reduce outstanding bank debt.

         The following pro forma condensed consolidated statements of operations for the year ended October 28, 2001 and for the six-months ended April 28, 2002 gives effect to the sale of Motor Products as if the transaction had occurred at the beginning of fiscal 2001. The pro forma condensed consolidated balance sheet as of April 28, 2002 gives effect to the sale of Motor Products as if such transaction had occurred as of that date.

         The pro forma financial data presented herein is based on management's estimate of the effects of the sale of Motor Products, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information regarding this transaction to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the year ended October 28, 2001 and for the six-months ended April 28, 2002 and the pro forma condensed consolidated balance sheet as of April 28, 2002 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

         The pro forma condensed consolidated statements of operations for the year ended October 28, 2001 and for the six months ended April 28, 2002, and the pro forma condensed consolidated balance sheet as of April 28, 2002 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.




                                       4
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OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
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                                                        Owosso           Motor Products      Pro Forma
                                                      Historical           Historical       Adjustments         Pro Forma

Net sales                                               $ 20,100,000          $ 9,985,000                         $ 10,115,000

Cost of products sold                                     17,170,000            8,857,000                            8,313,000
                                                     ----------------   ------------------                      ---------------

Gross profit                                               2,930,000            1,128,000                            1,802,000

Selling, general and administrative expenses               3,920,000            1,149,000                            2,771,000

                                                     ----------------   ------------------   --------------     ---------------

(Loss) income from operations                               (990,000)             (21,000)               -            (969,000)

Interest expense                                             985,000                3,000          446,000  (a)        536,000

Other Income                                                (113,000)                   -                             (113,000)
                                                     ----------------   ------------------   --------------     ---------------

(Loss) income before income taxes                         (1,862,000)             (24,000)        (446,000)         (1,392,000)

Income tax benefit                                        (4,758,000)            (120,000)        (152,000) (b)     (4,486,000)
                                                     ----------------   ------------------   --------------     ---------------

Income (loss) from continuing operations                   2,896,000               96,000         (294,000)          3,094,000

Basic and diluted income from continuing
       operations per share                                   $ 0.49                                                    $ 0.53
                                                     ================                                           ===============

Weighted average number of
       common shares outstanding                           5,874,000                                                 5,874,000
                                                     ================                                           ===============
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------------------------------------------------------------
Notes to pro forma adjustments:
       (a)  Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the
            Company's revolving credit facility.

       (b)  Represents the tax effect of pro forma adjustments.

       The gain directly attributable to the transaction is not included on the face of the pro forma financial statement above.


                                        5
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OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
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

                                                       Owosso           Motor Products          Pro Forma
                                                     Historical           Historical           Adjustments             Pro Forma

Net sales                                            $ 54,326,000         $ 25,313,000                                 $ 29,013,000

Cost of products sold                                  43,897,000           20,859,000                                   23,038,000
                                                   ---------------   ------------------                          -------------------

Gross profit                                           10,429,000            4,454,000                                    5,975,000

Selling, general and administrative expenses           11,183,000            2,533,000                                    8,650,000

Write-down of net assets held for sale                  1,100,000                    -                                    1,100,000
                                                   ---------------   ------------------   ------------------     -------------------

Income (loss) from operations                          (1,854,000)           1,921,000                    -              (3,775,000)

Interest expense                                        4,335,000               10,000            1,012,000  (a)          3,313,000

Other income                                             (110,000)                   -                                     (110,000)
                                                   ---------------   ------------------   ------------------     -------------------

Income (loss) before income taxes                      (6,079,000)           1,911,000           (1,012,000)             (6,978,000)

Income tax expense (benefit)                           (1,968,000)             378,000             (344,000) (b)         (2,002,000)
                                                   ---------------   ------------------   ------------------     -------------------

Loss (income) from continuing operations             $ (4,111,000)         $ 1,533,000           $ (668,000)           $ (4,976,000)
                                                   ===============   ==================   ==================     ===================

Basic and diluted income from continuing
       operations per share                               $ (0.70)                                                          $ (0.85)

Weighted average number of
       common shares outstanding                        5,866,000                                                         5,866,000
                                                   ===============                                               ===================

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------------------------------------------------------------
Notes to pro forma adjustments:
       (a) Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the Company's revolving credit facility.

       (b)  Represents the tax effect of pro forma adjustments.

       The gain directly attributable to the transaction is not included on the face of the pro forma financial statement above..

                                        6
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OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
APRIL 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
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

                                                                  Owosso        Motor Products     Pro Forma
                                                                Historical        Historical      Adjustments          Pro Forma
ASSETS

CURRENT ASSETS:
       Cash and cash equivalents                                   $ 250,000                                            $ 250,000
       Receivables, net                                            6,449,000        (3,378,000)                         3,071,000
       Inventories, net                                            4,071,000        (1,904,000)                         2,167,000
       Net assets held for sale                                    1,070,000                                            1,070,000
       Net assets of discontinued operations held for sale         1,078,000                                            1,078,000
       Income taxes receivable                                       324,000                                              324,000
       Prepaid expenses and other                                    688,000           (20,000)                           668,000
       Notes receivable                                                                                300,000 (a)        300,000
       Deferred taxes                                                413,000                                              413,000
                                                               --------------   ---------------   -------------      -------------

             Total current assets                                 14,343,000        (5,302,000)        300,000          9,341,000

PROPERTY, PLANT AND EQUIPMENT, NET                                10,680,000        (4,216,000)                         6,464,000

GOODWILL, NET                                                      9,061,000                                            9,061,000

OTHER INTANGIBLE ASSETS, NET                                       5,417,000                                            5,417,000

OTHER ASSETS                                                         468,000          (565,000)                           (97,000)
                                                               --------------   ---------------   -------------      -------------

TOTAL ASSETS                                                    $ 39,969,000     $ (10,083,000)      $ 300,000       $ 30,186,000
                                                               ==============   ===============   =============      =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable - trade                                  $ 3,418,000     $  (1,596,000)                       $ 1,822,000
       Accrued expenses                                            4,290,000          (765,000)                         3,525,000
       Current portion of long-term debt                          19,356,000                       (10,700,000)(b)      8,656,000
                                                               --------------   ---------------   -------------      -------------

             Total current liabilities                            27,064,000        (2,361,000)    (10,700,000)        14,003,000

LONG-TERM DEBT, LESS CURRENT PORTION                               5,418,000                                            5,418,000

COMMON STOCK PUT OPTION                                              600,000                                              600,000

POSTRETIREMENT BENEFITS AND OTHER LIABILITIES                      3,045,000        (2,478,000)                           567,000

DEFERRED TAXES                                                     1,214,000                                            1,214,000

STOCKHOLDERS' EQUITY                                               2,628,000        (5,244,000)     11,000,000  (c)     8,384,000
                                                               --------------   ---------------   -------------      -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 39,969,000     $ (10,083,000)      $ 300,000       $ 30,186,000
                                                               ==============   ===============   =============      =============



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Pro forma adjustments reflect the sale of Motor Products - Owosso Corporation and Motor Products - Ohio Corporation. Proceeds from the sales were utilized to reduce the Company's revolving credit facility.

        (a) Represents the pro forma addition of note receivable as a result of the sale

        (b) Represents the pro forma reduction of bank debt as a result of the utilization of the net proceeds of the sale

        (c)  Represents the net proforma adjustments

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          OWOSSO CORPORATION



Date: August 12, 2002                     By: /s/ George B. Lemmon, Jr.
                                              -------------------------
                                              George B. Lemmon, Jr.
                                              President, and Chief
                                              Executive Officer